UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): January 6, 2025

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24900 Pitkin Road, Suite 309, Spring, Texas 77386
(Address of principal executive offices, including zip code)

(847) 966-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Ibrahim Jaham Al Kuwari

On January 6, 2025, the Board of Directors (the "Board") of Perma-Pipe International Holdings, Inc. (the "Company") appointed Ibrahim Jaham Al Kuwari to the Board, effective January 6, 2025. The Board also appointed Mr. Al Kuwari to the Audit, Compensation, and Nominating and Governance Committees, concurrently with the commencement of his appointment to the Board.

Mr. Al Kuwari, 63, has extensive business leadership, engineering, planning, and project management expertise, serving as Chief Executive Officer ("CEO") of Qatar Solar Technologies from 2018-2024, a manufacturer of polysilicon for the production of solar cells and modules. From 2014-2017, Mr. Al Kuwari served as CEO of Qatar Fuel, a distributor of refined petroleum products, and as Deputy General Manager of Dolphin Energy, Ltd, from 2005-2014, a supplier of natural gas in Qatar and throughout the U.A.E. He graduated from the University of Southern California in 1987 with a Bachelor of Science degree in Industrial and Systems Engineering.

In connection with the appointment of Mr. Al Kuwari as a director, he will receive compensation for his services that is consistent with the other independent directors as described under "Director Compensation" set forth in the Company's proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on July 2, 2024.

Departure of Jerome T. Walker and Cynthia Boiter

On January 6, 2025, Jerome T. Walker notified the Board that he would not stand for re-election as a director of the Company at the 2025 Annual Meeting of Stockholders. Additionally, on January 6, 2025, Cynthia Boiter notified the Board of her resignation as a member of the Board, effective May 1, 2025, for personal reasons. Neither of these decisions was the result of any disagreement with the Company.

Item 7.01	Regulation FD Disclosure.

On January 6, 2025, the Company issued a press release announcing the events described in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit
Number

99.1	Press Release of Perma-Pipe International Holdings, Inc., dated January 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: January 6, 2025	By:	/s/ Matthew E. Lewicki
Matthew E. Lewicki
Vice President and Chief Financial Officer